United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Monon Boulevard
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MBIN	NASDAQ
Series A Preferred Stock, without par value	MBINP	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series B Preferred Stock, without par value	MBINO	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series C Preferred Stock, without par value	MBINN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Merchants Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 20, 2021. Matters voted upon were:

(1)	election of nine (9) directors to the Company’s Board of Directors; and

(2)	ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below.

1.	Election of nine (9) members to the Company’s Board of Directors to serve until the Company’s 2022 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal, or death:

Director Nominee	For	Withheld	Broker Non-Votes
Michael F. Petrie	24,943,632	369,414	932,978
Randall D. Rogers	24,640,986	672,060	932,978
Michael J. Dunlap	24,928,479	384,567	932,978
Scott A. Evans	24,918,979	394,067	932,978
Sue Anne Gilroy	22,546,754	2,766,292	932,978
Andrew A. Juster	23,484,961	1,828,085	932,978
Patrick D. O’Brien	23,494,074	1,818,972	932,978
Anne E. Sellers	23,486,316	1,826,730	932,978
Davie N. Shane	23,232,397	2,080,649	932,978

2.	Ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
26,238,708	162	7,154	0

Item 8.01 Other Events.

On May 21, 2020, the Company issued a press release announcing that the Company’s Board of Directors declared the following quarterly cash dividends:

•	$0.09 per share on the Company’s outstanding shares of its common stock;

•	$0.4375 per share on the Company’s outstanding shares of its 7% Series A preferred stock;

•	A dividend of $15.00 per share (equivalent to $0.375 per depositary share) on the Company’s outstanding shares of its 6% Series B preferred stock;

•	An initial dividend of $16.3366 per share (equivalent to $0.4084 per depositary share) on the Company’s outstanding shares of its 6% Series C preferred stock that were issued on March 23, 2021; and

•	An initial dividend of $9.1685 per share (equivalent to $0.2292 per depositary share), on the Company’s outstanding shares of its 6% Series C preferred stock that were issued in a private placement on May 6, 2021.

Each of the dividends are payable on July 1, 2021 to shareholders of record on June 15, 2021. The press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 20, 2021 issued by Merchants Bancorp.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: May 20, 2021	By:	/s/ Terry Oznick
Name: Terry Oznick
Title: General Counsel